EXHIBIT 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
18 U.S.C. SECTION 1350

 In connection with the Quarterly Report of SMTP, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jonathan Strimling, Principal Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date : November 14, 2014	/s/ Jonathan M. Strimling
Jonathan M. Strimling Chief Executive Officer
(Principal Executive Officer)